UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of report (Date of earliest event reported): September 5, 2008

APP PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	30-0431736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 300 East, Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 969-2700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

APP Pharmaceuticals, Inc., a Delaware corporation (“APP”), is mailing to its stockholders a supplement, dated as of September 5, 2008, to the information statement/prospectus previously mailed to APP’s stockholders in connection with the contemplated acquisition of APP by Fresenius SE (such supplement, the “information statement/prospectus supplement”). The information statement/prospectus supplement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1 Consent of Lazard Frères & Co.

23.2 Consent of Goldman, Sachs & Co.

99.1 Information Statement/Prospectus Supplement, Dated September 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APP PHARMACEUTICALS, INC. (REGISTRANT)

By:	/S/ RICHARD MAROUN
Richard Maroun Chief Administrative Officer and General Counsel

Dated: September 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Lazard Frères & Co.

23.2	Consent of Goldman, Sachs & Co.

99.1	Information Statement/Prospectus Supplement, Dated September 5, 2008